Exhibit 99.2

Third Quarter 2008 Earnings Supplemental Information

Third Quarter 2008 Supplemental Information Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control such as foreign exchange movements; the Company’s ability to identify, execute or effectively integrate acquisitions; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 17, 2008 as filed with the SEC. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forwardlooking statements should not be relied upon as representing the Company’s views as of any date subsequent to November 3, 2008. 1

Third Quarter 2008 Supplemental Information Financial Services Division (13.2% of Q3 08 Revenues) • Pr ivate financial data and VoIP netw orks Telecommunications Services Division (18.6% of Q3 08 Revenues) • Call signaling and database access services Q3 08 Revenue $88.6 mm Q3 08 EBITDA $22.5 mm Q3 08 Adj. Earnings $10.6 mm Point-of-Service Division (21.1% of Q3 08 Revenues) • Enables optimized transaction delivery betw een payment processors and ATM or POS terminals International Services Division (47.1% of Q3 08 Revenues) • Provides POS, telecommunications and financial services around the world TNS Divisions 2

Third Quarter 2008 Supplemental Information Q3:08 Financial Overview ($ in millions except per share amounts) Q3 08 Q3 07 % Chg International Services Division $ 41.7 $ 37.9 10.0% Financial Services Division 11.7 10.4 13.0% Telecommunications Services Division 16.5 15.4 6.6% Point of Sale Division 18.7 20.8 (9.9)% Total Revenue $88.6 $84.5 4.8% Gross Profit $47.4 $42.4 11.6% Gross Margin 53.4% 50.2% 320BP EBITDA Before Stock Comp Expense $22.5 $19.2 17.0% Adjusted Earnings(1,2) $10.6 $8.4 26.8% Adjusted Earnings per Share—Diluted(1,2) $0.42 $0.34 20.8% Cash Flow from Operations $18.7 $8.1 129% 3 1) Non-GAAP measures. Included in operating expenses for the third quarters of 2008 and 2007 are pre-tax severance charges of $0.7 million and $1.1 million respectively. Excluding these items, third quarter 2008 adjusted earnings grew 14.8% to $11.2 million, or $0.44 per share, from $9.3 million, or $0.38 per share, in third quarter 2007. 2) Both third quarter 2008 and 2007 adjusted earnings have been calculated using the new 20% tax rate.

Third Quarter 2008 Supplemental Information EBITDA1 Calculation ($ in thousands except per share amounts) Q3 08 Q3 07 % Chg Income from operations (GAAP) $7,129 $3,123 128.3% Amortization of intangible assets 5,869 6,282 (6.6)% Depreciation and amortization of property and equipment 6,140 5,977 2.7% Stock compensation expense 3,326 3,812 (12.7)% EBITDA before stock compensation expense $22,464 $19,194 17.0% 4 1) Non-GAAP measure. EBITDA before stock compensation expense for the third quarter of 2008 was $23.1 million excluding the $0.7 million pre-tax charge. EBITDA before stock compensation expense for the third quarter of 2007 was $20.3 million excluding the $1.1 million pre-tax charge.

Third Quarter 2008 Supplemental Information Adjusted Earnings1 Calculation ($ in thousands except per share amounts) Q3 08 Q3 07 % Chg Income before income taxes $4,051 $190 NMF and equity in net loss of unconsolidated affiliate (GAAP) Equity in net loss of affiliate (23) 135 NMF Amortization of intangible assets 5,869 6,282 (6.5)% Other debt-related costs 69 63 9.5% Stock compensation expense 3,326 3,812 (12.7)% Adjusted Earnings Before Taxes 13,292 10,482 26.8% Income tax provision at 20% 2,658 2,096 26.8% Adjusted Earnings (1) $10,634 $8,386 26.8% Weighted average shares diluted 25,549,865 24,339,155 5.0% Adjusted Earnings Per Share (1) $0.42 $0.34 20.8% 5 1) Non-GAAP measures. Excluding the $0.7 million and $1.1 million pre-tax charges in the third quarters of 2008 and 2007, adjusted earnings grew 20.5% to $11.2 million and $9.3 million respectively. Under the previous 38% tax rate, adjusted earnings for the third quarter of 2007 were $0.27 per share. Excluding the non recurring pre-tax item adjusted earnings under the previous 38% tax rate for the third quarter of 2007 were $0.29 per share.

Third Quarter 2008 Supplemental Information Actual 9/30/08 12/31/07 Balance Sheet Highlights (Amounts in millions) Cash and Cash Equivalents $23.0 $ 17.8 Total Current Assets $110.3 $108.4 Current Ratio 1.45x 1.43x Net Property and Equipment $61.4 $ 55.4 Total Assets $370.3 $383.1 Long-Term Debt $180.5 $205.5 Stockholders’ Equity $110.3 $92.3 Total Debt/Capitalization 62.1% 68.9% Total Liabilities and Equity $370.3 $383.1 Common Shares Outstanding 25.5 24.3 6

Third Quarter 2008 Supplemental Information • Q3 2008 Revenues •53% US Dollar •47% Local Currency of foreign operations •45% Pounds Sterling (GBP) •32% Euro •18% Australian Dollar (AUD) •5% Other •Q3 2008 Expenses • 61% US Dollar •39% Local Currency of foreign operations •49% Pounds Sterling •29% Euro •17% Australian Dollar •5% Other •Weighted Average Exchange Rates for Q3 2008 •£1GBP=$1.89USD •€1Euro=$1.51USD •$1AUD=$0.89USD Foreign Currency Exposure For Third Quarter Ended 9-30-08 7

Third Quarter 2008 Supplemental Information Outlook – Based on 20% Tax Rate ($ in millions) 2008 2007 % Chg Total Revenue ($ millions) $345 - $347 $325.6 6% - 7% Adjusted Earnings(1)(2) ($ millions) $38.3 - $39.3 $32.5 18% - 21% Adjusted Earnings Per Share – Diluted (1)(2) $1.51 - $1.55 $1.33 14% - 17% Q4:08 Q4:07 % Chg Total Revenue ($ millions) $82 -$84 $89.0 (8% – 6%) Adjusted Earnings(1)(3) ($ millions) $8.7 - $9.7 $10.5 (17% - 8%) Adjusted Earnings Per Share – Diluted (1)(3) $0.34 - $0.38 $0.43 (20% - 11%) 1) Non-GAAP measure. 2) Excluded from expenses in 2007 is a $3.0 million pre-tax charge related to severance. 3) Fourth quarter 2007 Adjusted earnings at the old 38% tax rate were $8.1 million, or $0.33 per share and exclude the $0.9 million pre-tax severance charges previously disclosed. 8